UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2026

THERIVA BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9605 Medical Center Drive, Suite 270

Rockville, Maryland 20850

(Address of principal executive offices and zip code)

(301) 417-4364

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TOVX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 17, 2026, Theriva Biologics, Inc. (the “Company”) issued a press release announcing an upcoming poster presentation of new data and subgroup analyses from the VIRAGE Phase 2b clinical trial evaluating VCN-01 (zabilugene almadenorepvec) plus gemcitabine/nab-paclitaxel in newly-diagnosed metastatic pancreatic cancer patients at the American Association for Cancer Research (AACR) Annual Meeting to be held in San Diego, CA from 17-22 April 2026.

•	Presenting author: Dr. Manuel Hidalgo, NYU Langone Health Perlmutter Cancer Center, New York, NY
•	Title: Analysis of tumor and biomarker responses in the VIRAGE Trial, a randomized Phase IIb, open-label, study of nab-paclitaxel and gemcitabine with/without intravenous VCN-01 in patients with metastatic pancreatic cancer (mPDAC)
•	Poster #: CT162
•	Date and time: Monday April 20, 2026, 2:00-5:00 PM US PDT
•	Session: PO.CT01.05 - Phase II and Phase III Clinical Trials
•	Location: San Diego Convention Center, Hall B, Section 52, Board 26.

The information in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended and shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

Item 8.01. Other Events.

On April 17, 2026, the Company issued a press release announcing an upcoming poster presentation of new data and subgroup analyses from the VIRAGE Phase 2b clinical trial evaluating VCN-01 (zabilugene almadenorepvec) plus gemcitabine/nab-paclitaxel in newly-diagnosed metastatic pancreatic cancer patients at the American Association for Cancer Research (AACR) Annual Meeting to be held in San Diego, CA from 17-22 April 2026.

Details of the poster presentation are below:

•	Presenting author: Dr. Manuel Hidalgo, NYU Langone Health Perlmutter Cancer Center, New York, NY
•	Title: Analysis of tumor and biomarker responses in the VIRAGE Trial, a randomized Phase IIb, open-label, study of nab-paclitaxel and gemcitabine with/without intravenous VCN-01 in patients with metastatic pancreatic cancer (mPDAC)
•	Poster #: CT162
•	Date and time: Monday April 20, 2026, 2:00-5:00 PM US PDT
•	Session: PO.CT01.05 - Phase II and Phase III Clinical Trials
•	Location: San Diego Convention Center, Hall B, Section 52, Board 26.

Included in the poster presentation are the conclusions set forth below.

•	Patients receiving VCN-01 + gemcitabine/nab-paclitaxel (“GnP”) had improved overall survival and progressive free survival compared to GnP alone. The late separation of survival curves may reflect an immune-mediated mechanism of action.
•	Treatment with VCN-01 + GnP resulted in later-emerging, higher magnitude, and more durable responses than GnP alone.
•	The OS benefit of VCN-01 + GnP was generally maintained across subgroups including liver metastases, despite a post-recruitment imbalance.
•	Patients receiving a second administration of VCN-01 revealed a greater benefit in OS and PFS.

The full poster for the presentation has been released by the American Association for Cancer Research. A copy of the poster presentation titled Analysis of tumor and biomarker responses in the VIRAGE Trial, a randomized Phase IIb, open-label, study of nab-paclitaxel and gemcitabine with/without intravenous VCN-01 in patients with metastatic pancreatic cancer (mPDAC)is filed as exhibit 99.2 to this Current Report on Form 8-K. and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release issued by Theriva Biologics, Inc., dated April 17, 2026
99.2	Poster Presentation titled “Analysis of tumor and biomarker responses in the VIRAGE Trial, a randomized Phase IIb, open-label, study of nab-paclitaxel and gemcitabine with/without intravenous VCN-01 in patients with metastatic pancreatic cancer (mPDAC)”
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2026	THERIVA BIOLOGICS, INC.

	By:	/s/ Steven A. Shallcross
		Name:	Steven A. Shallcross
		Title:	Chief Executive Officer and Chief Financial Officer